UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 20, 2009

Date of Report (Date of Earliest Event Reported)

ZBB ENERGY CORPORATION
(Exact name of small business issuer as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	001-33540 (Commission File Number)	39-1987014 (IRS Employer Identification No.)

N93 W14475 Whittaker Way, Menomonee Falls, WI  53051
(Address of principal executive offices)

(262) 253-9800
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, ZBB Energy Corporation (“ZBB”) appointed Mr. Richard Abdoo to the Board of Directors as a Class II director.

On August 20, ZBB Energy Corporation (“ZBB”) appointed Mr. Paul Koeppe to the Board of Directors as a Class III director.

A copy of the press release issued by ZBB entitled “ZBB Energy Announces Appointment of Richard Abdoo and Paul Koeppe to Board of Directors” is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press release dated August 20, 2009, entitled “ZBB Energy Announces Appointment of Richard Abdoo and Paul Koeppe to Board of Directors” (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB ENERGY CORPORATION

Date: August 24, 2009	By:	/s/ Robert J. Parry
	Name:	Robert J. Parry
	Title:	Chief Executive Officer